Exhibit 10.128a

                             MEMORANDUM OF AGREEMENT
               Regarding Extension and Amendment of 2001 Agreement


(i) Tiffany & Co. Japan, Inc. ("Tiffany-Japan"), a corporation organized and existing under the laws of the State of Delaware with its Japan branch offices at 3-1-31, Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan, and (ii) Mitsukoshi Limited ("Mitsukoshi"), a corporation organized and existing under the laws of Japan with its executive offices at 4-1, Nihombashi Muromachi 1-chome, Chuo-Ku, Tokyo 103-8001, Japan, hereby agree as follows with respect to the extension of and amendment to the Agreement, dated as of August 1, 2001, entered into between Tiffany-Japan and Mitsukoshi (the "Agreement", which definition shall include several Memorandums of Agreement that have been entered into between the parties hereto to amend the Agreement):

1.   Definitions

     The terms defined in the Agreement shall, when used in this Memorandum of Agreement, have the same meanings given respectively in the Agreement unless otherwise determined in this Memorandum of Agreement.

2.   Background of this Memorandum of Agreement

     While the Agreement was to expire as of January 31, 2007, and both Tiffany-Japan and Mitsukoshi had been engaging in a good-faith negotiation for new agreement applicable after the expiration of the Agreement, the parties failed to enter into such new agreement before the expiration of the Agreement. Both Tiffany-Japan and Mitsukoshi mutually understand that it will still take time before both parties reach agreement in full regarding such new agreement. In light of this status, the parties are mutually desirous of confirming and agreeing on one year extension of the Agreement and special treatment applicable during the extended period.

3.   Extension of the Agreement

     Subject to the terms and conditions set forth herein, the parties hereby agree that definition of the Expiration Date shall be amended so that the Expiration Date means January 31, 2008. The period from February 1, 2007 through January 31, 2008 shall be referred to as the "Extended Period".

4.   Amendment to the Agreement

     4.1 Base Percentage
         Definition of "Base Percentage" shall be amended to read as follows:
          "Base Percentage" means the applicable percentage of Net Sales for the month in question, as follows:

              ------------------------ ------------------------
                                             Base Percentage
              ------------------------ ------------------------

              Standard Boutiques                  23%
              ------------------------ ------------------------

              ------------------------ ------------------------
              In-store Concession                 16%
              Boutiques
              ------------------------ ------------------------
              Stand-alone Concession              14%
              Boutiques
              ------------------------ ------------------------

4.2  Categories of Merchandise

     Definitions of "Category A Merchandise", "Category B Merchandise" and "Category C Merchandise" shall be deleted, and there shall be no differentiation about the Base Percentage or otherwise among those categories during the Extended Period.
4.3  "Incentive Fee"
     Definition of "Incentive Fee" shall be deleted, and for the purpose of the Agreement applicable during the Extended Period, Incentive Fee shall be deemed to be 0%.
4.4  "Sales  Adjustment  Factor"
     Definition  of  "Sales  Adjustment  Factor"  shall  be  amended  to read as follows:
          "Sales Adjustment Factor" means Zero Point One Percent (0.1%) for each Boutique that achieves Net Sales of at least One and a Half Billion Yen ((Y)1,500,000,000), but less than Two Billion Yen ((Y)2,000,000,000) during the Term; One Percent (1%) for each Boutique that achieves Net Sales of at least Two Billion Yen
          ((Y)2,000,000,000), but less than Two and a Half Billion Yen ((Y)2,500,000,000) during the Term; One and a Half Percent (1.5%) for each Boutique that achieves Net Sales of at least Two and a Half Billion Yen ((Y)2,500,000,000), but less than Three Billion Yen ((Y)3,000,000,000) during the Term; Two Percent (2%) for each Boutique that achieves Net Sales of at least Three Billion Yen
          ((Y)3,000,000,000), but less than Three and a Half Billion Yen ((Y)3,500,000,000) during the Term; Two and a Half Percent (2.5%) for each Boutique that achieves Net Sales of at least Three and a Half Billion Yen ((Y)3,500,000,000), but less than Four Billion Yen ((Y)4,000,000,000) during the Term; or Three Percent (3%) for each Boutique that achieves Net Sales of at least Four Billion Yen ((Y)4,000,000,000) during the Term.
4.5  Amendments  to  Schedule  I
      (1) Close of  Certain Boutiques
      a. The parties mutually acknowledge and confirm that the Boutique listed as Boutique Number 9 in Schedule I of the Agreement (i.e., Ikspiari Boutique) was closed as of January 31, 2007 in accordance with mutual agreement.
      b. The parties mutually agree that the Boutiques listed as Boutique Numbers 15 and 26 in Schedule I of the Agreement (i.e., Hoshigaoka Boutique and Okinawa Boutique) shall be closed as of April 1, 2007, and that that the Boutique listed as Boutique Number 19 in Schedule I of the Agreement (i.e., Hiroshima Boutique) shall be closed as of January 1, 2008.

      (2) Conversion to Concession Boutiques
      a. The parties mutually acknowledge and confirm that the Boutique listed as Boutique Number 5 in Schedule I of the Agreement (i.e., Ginza Boutique) has been converted to Concession Boutique as from February 1, 2007.

      b. The parties mutually agree that the Boutiques listed as Boutique Numbers 3 and 8 in Schedule I of the Agreement (i.e., Niigata Boutique and Chiba Boutique) shall be converted to Concession Boutiques as from September 1, 2007.

     (3)  Relocation  and  Refurbishment
     The parties mutually agree that the Boutique listed as Boutique Number 11 (i.e., Landmark Boutique) shall be relocated and renewed upon such relocation by the end of January, 2008.

     (4) Replacement of Schedule I
     As a result of changes indicated in (2) and (3) above, Schedule I, Boutique Numbers 3, 5, 8 and 11 attached to the Agreement shall respectively be replaced with those attached to this Memorandum of Agreement.


5.   New Agreement

     The parties shall continue to have good-faith discussions so that they may reach agreement as soon as possible on the new agreement setting forth the terms and conditions applicable after the expiration of the Agreement as extended hereby.

6.   Effect of the Agreement

     This Memorandum of Agreement shall take effect retroactively as from February 1, 2007. The Agreement shall continue to have full force and effect until January 31, 2008 in accordance with the terms and conditions set forth therein, as amended by express provisions hereof.

                             [End of this page; continued to the signature page]

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS MEMORANDUM OF AGREEMENT.


MITSUKOSHI LIMITED
("Mitsukoshi")




By: /s/ Tatsuo Otagaki
------------------
Name:   Tatsuo Otagaki
Title:  Managing Executive Officer
        Deputy General Manager, Department Store Business Headquaters General Manager, Central Merchandising Division

Date: May 16, 2007

TIFFANY & CO. JAPAN, INC.
("Tiffany-Japan")




By: /s/ Michael C. Christ
--------------------
Name:   Michael C. Christ
Title:  President

Date: May 16, 2007

                                       I-3
                                                                      SCHEDULE I


                                Boutique Number 3
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                  NIIGATA

New Location:                               N/A

Type of Boutique:                           Standard [Concession]

Conversion Date
(converted from Standard to Concession):    September 1, 2007

Cash Register Operated By:                  Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                            1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                  1 [1]

Number of Boutique Managers From Host Store                             1 [1]
           Number of Assistant Boutique Managers From Host Store:       1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  2 [10]

Last Renovation Date/Renovation Cycle                    March 3, 2001/ 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                  11 [2]

Describe Boutique Improvements to be completed:                   N/A

Completion Schedule for Boutique Improvements:                    N/A

                                       I-5
                                                                      SCHEDULE I


                                Boutique Number 5
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                  GINZA

New Location:                               N/A

Type of Boutique:                           Standard [Concession]

Conversion Date
(converted from Standard to Concession):    2/1/07

Cash Register Operated By:                  Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                            1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                  2 [1]

Number of Boutique Managers From Host Store                             1 [1]
Number of Assistant Boutique Managers From Host Store:                  1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  3 [18]

Last Renovation Date/Renovation Cycle           September 15, 2006/ 4 - 6 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                  27 [2]

Describe Boutique Improvements to be completed: Renovation
                                                On Conversion: [ Security
                                                Equipment, Shutters and Safe]

Completion Schedule for Boutique Improvements:  N/A

                                       I-8
                                                                      SCHEDULE I


                                Boutique Number 8
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                  CHIBA

New Location:                               N/A

Type of Boutique:                           Standard [Concession]

Conversion Date
(converted from Standard to Concession):    September 1, 2007

Cash Register Operated By:                  Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  End

Number of Brand Managers From Tiffany-Japan:                            1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                  1 [1]

Number of Boutique Managers From Host Store                             1 [1]
Number of Assistant Boutique Managers From Host Store:                  1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [Yes]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  2 [10]

Last Renovation Date/Renovation Cycle                   March 11, 2000/ 5 years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                 11 [2]

Describe Boutique Improvements to be completed:      N/A

Completion Schedule for Boutique Improvements:       N/A

                                      I-11
                                                                     SCHEDULE I


                               Boutique Number 11
             [Bracketed Items Indicate Changes Made Upon Conversion]

Present Boutique Location:                  LANDMARK

New Location:                               N/A

Type of Boutique:                           Standard [Concession]

Conversion Date
(converted from Standard to Concession):    3/1/02

Cash Register Operated By:                  Mitsukoshi Staff [Tiffany Staff]

Monthly Remission Date
(for prior months' receipts less Base Percentage):  20th day of month

Number of Brand Managers From Tiffany-Japan:                            1 [1]
Number of Assistant Brand Managers From Tiffany-Japan:                  2 [1]

Number of Boutique Managers From Host Store                             1 [1]
Number of Assistant Boutique Managers From Host Store:                  1 [1]
Indicate if Boutique Managers and Assistants Have Other Duties:         No [No]

Number of Tiffany Staff Members for Boutique
(includes Brand Managers and Assistants):
               Regular                                                  3 [22]

Last Renovation Date/Renovation Cycle                    March 31, 2001/5years

Number of Mitsukoshi Staff Members for Boutique:
(includes Boutique Managers and Assistants):
               Regular                                                  22 [2]

Describe Boutique Improvements to be completed: Relocation and renewal
                                                To be relocated and renewed upon
                                                elocation by the end of January
                                                2008

Completion Schedule for Boutique Improvements:
                                                By the end of January 2008